EXHIBIT 10.3

EXECUTION COPY

WARRANT

NEITHER THIS WARRANT NOR ANY SECURITY INTO WHICH IT IS CONVERTIBLE HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), NOR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT HAS BEEN ACQUIRED FOR INVESTMENT AND NEITHER THIS WARRANT NOR ANY SECURITY INTO WHICH IT IS CONVERTIBLE MAY BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OF THEM UNDER THE ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT. NEITHER THIS WARRANT NOR ANY SECURITY INTO WHICH IT IS CONVERTIBLE MAY BE TRANSFERRED EXCEPT UPON THE CONDITIONS SPECIFIED IN THIS WARRANT AND THE NOTE AND WARRANT PURCHASE AGREEMENT, DATED AS OF EVEN DATE HEREWITH (THE "PURCHASE AGREEMENT"), AND NO TRANSFER OF THIS WARRANT OR ANY SECURITY INTO WHICH IT IS CONVERTIBLE SHALL BE VALID OR EFFECTIVE UNLESS AND UNTIL SUCH CONDITIONS SHALL HAVE BEEN COMPLIED WITH. THE TRANSFERABILITY OF THIS WARRANT AND ANY SECURITY INTO WHICH IT IS CONVERTIBLE IS SUBJECT TO THE TRANSFER RESTRICTIONS SET FORTH HEREIN AND IN THE PURCHASE AGREEMENT.

WARRANT

TO PURCHASE COMMON STOCK OF

COMMERCE ONE, INC.

THIS WARRANT IS MADE AND DELIVERED PURSUANT TO A CERTAIN NOTE AND WARRANT PURCHASE AGREEMENT, DATED AS OF EVEN DATE HEREWITH, AND SUBJECT TO THE TERMS AND CONDITIONS THEREOF.

Certificate No. ____
Date of Issuance: December 31, 2003
Expiration Date: December 31, 2004

This Warrant is issued to COMVEST INVESTMENT PARTNERS II LLC (the "Holder") by COMMERCE ONE, INC., a Delaware corporation (the "Company") , pursuant to the terms of that certain Note and Warrant Purchase Agreement (the "Purchase Agreement") of even date herewith, in connection with the Company's issuance to the Holder of this Warrant and a Senior Secured Non-Convertible Promissory Note of the Company in the principal amount of Four Million Dollars ($4,000,000) (the "Note"), in reliance upon an exemption from registration pursuant to Section 4(2) of the Securities Act;

THIS CERTIFIES THAT, for value received, the receipt and sufficiency of which is hereby acknowledged:

Subject to the conditions set forth herein and in the Purchase Agreement, the Holder, with an address at 830 Third Avenue, New York, NY 10022, is entitled, upon surrender of this Warrant at the principal office of the Company, to subscribe for and purchase from the Company, for a period of one (1) year, commencing as of the date hereof and ending at 5:00 p.m. Eastern Standard Time on December 31, 2004 (the "Exercise Period"), up to 2,054,795 shares of Common Stock at the Per Share Exercise Price. All capitalized terms used but not defined herein shall have the meaning set forth in the Purchase Agreement.

This Warrant is subject to the following provisions, terms and conditions:

1. Definitions.

1.1 "Business Day" shall mean any day except a Saturday, a Sunday, or a legal holiday in the City of New York other than a legal holiday on which the New York Stock Exchange is open for trading on a regular basis.

1.2 "Common Stock" shall mean the shares of common stock, $.0001 par value per share, of the Company.

1.3 "Commission" shall mean the U.S. Securities and Exchange Commission or any other governmental authority at the time administering the Securities Act.

1.4 "Company" shall have the meaning specified in the introduction to this Warrant, and shall include any corporation or business entity resulting from the merger, consolidation or conversion of the Company .

1.5 "DCC Warrant" shall mean the warrant issued as of even date hereof by the Company to DCC Ventures, LLC to purchase shares of Common Stock pursuant to substantially the same terms and conditions of this Warrant.

1.6 "DCC Warrant Shares" shall mean the shares of Common Stock issuable upon exercise of the DCC Warrant in accordance with its terms and conditions.

1.7 "Fair Market Price per Share" shall mean the average of the closing sales prices, if available, or the average of the bid and asked prices for the Warrant Shares, Common Stock or Marketable Securities, as the case may be (or their successors) on the principal market therefor for the five (5) full Trading Days preceding the day which is two (2) Business Days prior to the day of exercise, or if no such price is available, then a price that is mutually agreed upon by the Holder and the Company. If the Holder and the Company cannot agree upon a mutually acceptable price, then such price shall be determined by a written appraisal of a recognized firm of investment bankers who shall be selected by the Company and shall be reasonably acceptable to the holders of a majority of the Warrants. The determination of such independent appraiser shall be conclusive and binding on the Holder and the Company.

1.8 "Marketable Securities" shall mean securities of a corporation subject to the informational and reporting requirements of the Securities Exchange Act of 1934, as amended, that are listed and actively traded on a nationally-recognized stock exchange or inter-dealer quotation system in the United States.

1.9 "Per Share Exercise Price" shall be $.0001, as may be adjusted in accordance with Section 4 hereof.

1.10 "Registration Period" shall be the four (4)-month period immediately following the Closing.

1.11 "Registration Statement" shall be (i) the registration statement that the Company shall file with the Commission in accordance with Section 2(a) of the Registration Rights Agreement, covering all of the Conversion Shares, if any, and the Warrant Shares, within thirty (30) days after the Closing, or (ii) the registration statement that the Company may file (or has filed) with the Commission in accordance with Section 2(b) of the Registration Rights Agreement, covering all or a part of the Conversion Shares, if any, and the Warrant Shares so long as such registration statement is declared effective prior to the time the registration statement contemplated by Section 2(a) of the Registration Rights Agreement is declared effective; provided, however, that if any registration statement filed under Section 2(b) of the Registration Rights Agreement covers only a portion of the Conversion Shares, if any, and the Warrant Shares, then "Registration Statement" shall mean both registration statements described in subparagraphs (i) and (ii) above.

1.12 "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar or successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act shall include a reference to the comparable section, if any, of any such similar or successor federal statute.

1.13 "This Warrant" shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part.

1.14 "Trading Days" shall mean any days during the course of which the Company's Common Stock is listed and traded with the Nasdaq National Market, the Nasdaq SmallCap Market or any national securities exchange or the OTC Electronic Bulletin Board or similar organization if Nasdaq is no longer reporting such information.

2. Payment upon Exercise; Issuance of Certificates; No Fractional Shares.

(a) This Warrant may be exercised during the Exercise Period, in whole or in part, by the surrender of this Warrant with the election at the end hereof (the "Election") duly executed to the Company, during normal business hours on any Business Day, at the address and in the manner set forth in Section 13 hereof, or at such other place as is designated in writing by the Company. Such executed Election must be accompanied by payment in an amount equal to the applicable exercise price multiplied by the number of Warrant Shares for which this Warrant is being exercised. Such payment may be made by check payable to the order of the Company. The Company agrees that the Warrant Shares so purchased shall be and are deemed to be issued to the Holder or its designee (subject to the transfer restrictions applicable to this Warrant) as the record owner of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment shall have been made as aforesaid.

(b) Certificates for the Warrant Shares so purchased, representing the aggregate number of securities specified in the Election, shall be delivered to the Holder or its designee within a reasonable time, not exceeding ten (10) Business Days after this Warrant shall have been duly exercised. The stock certificate or certificates so delivered shall be in such denominations as may be requested by the Holder and shall be registered in the name of the Holder or such other name as shall be designated by the Holder (subject to the transfer restrictions applicable to this Warrant). The Company shall pay all expenses and charges payable in connection with the preparation, execution and delivery of stock certificates pursuant to this Section 2, except that, in case such stock certificates shall be registered in a name or names other than the Holder or the Holder's designee, funds sufficient to pay all stock transfer taxes which shall be payable in connection with the execution and delivery of such stock certificates shall be paid by the Holder to the Company at the time of delivery of such stock certificates by the Company.

(c) This Warrant shall be exercisable only for a whole number of Warrant Shares. No fractions of such securities, or scrip for any such fraction of securities, shall be issued upon the exercise of this Warrant. The Company shall pay a cash adjustment in respect of such fractional interest in an amount equal to the Fair Market Price per Share of one share of Warrant Shares at the time of such exercise multiplied by such fraction computed to the nearest whole cent.

3. Cashless Exercise. At any time during the Exercise Period , the Company agrees that:

(a) The Holder may exercise this Warrant by surrendering it to the Company and receiving, in exchange therefor, the number of shares of Common Stock then purchasable upon exercise of that portion of the Warrant to be exercised less the number of shares of Common Stock equal to the quotient of the aggregate exercise price of all such shares underlying that portion of the Warrant to be exercised divided by the Fair Market Price per Share.

(b) Concurrent with the occurrence of any event described in Section 4(a) for cash, the Holder may exercise this Warrant by surrendering it to the Company in exchange for the amount of cash per share the Holder would be entitled to receive after the happening of such event if this Warrant had been exercised immediately prior to the close of business on such record date or effective date, as applicable, less the applicable exercise price per share.

(c) Concurrent with the occurrence of any event described in Section 4(a) for Marketable Securities, the Holder may exercise this Warrant by surrendering it to the Company in exchange for the applicable amount of such Marketable Securities the Holder would be entitled to receive after the happening of such event if this Warrant had been exercised immediately prior to the close of business on such record date or effective date, as applicable, less the number of such Marketable Securities equal to the quotient of the aggregate exercise price of all shares underlying this Warrant divided by the Fair Market Price per Share of such Marketable Securities.

4. Adjustments.

(a) Merger, Sale of Assets, etc. In the event the Company, at any time prior to the Holder's exercise of this Warrant, (i) reorganizes (other than a combination, reclassification, exchange or subdivision); (ii) merges or consolidates the Company with or into another corporation in which the Company is not the surviving entity, or merges with another corporation in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (iii) sells or transfers the Company's properties and assets (other than the SRM Sale (as defined in the Notes)) as, or substantially as, an entirety to any other person, then, as part of such reorganization, merger, consolidation, sale or transfer, provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant the number of securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the securities deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately prior to such reorganization, merger, consolidation, sale or transfer.

(b) Declaration of Dividends, Stock Splits, etc. In the event the Company declares a dividend or distribution of its common stock, or effects a stock split or reverse stock split with respect to its common stock, or issues any shares of its common stock by reclassification of shares of its common stock, the exercise rights of the Holder in effect on the date of such event shall be adjusted proportionately so that the Holder thereafter shall be entitled to receive upon exercise pursuant to the terms and conditions hereof the aggregate number of shares of common stock that the Holder would own or be entitled to receive after the happening of any of the events mentioned in this Section 4(b) if this Warrant had been exercised immediately prior to the close of business on the date of such happening; provided, however that this Section 4(b) shall not apply to the declaration or payment of any dividends with respect to the dividends payable to BayStar Capital II, L.P. ("Baystar") in accordance with the terms of the Certificate of Designations filed by the Company in connection with the transactions contemplated by that certain Securities Purchase Agreement, dated as of July 10, 2003, by and between the Company and Baystar.

(c) Written Notice. The Company shall give written notice to the Holder within ten (10) days following the consummation of any transaction within the scope of this Section 4 and provide in such written notice a brief description of the terms and conditions of such transaction.

(d) Minimal Adjustments. No adjustment in a Per Share Exercise Price need be made if such adjustment would result in a change in such Per Share Exercise Price of less than five cents ($0.05). Any adjustment of less than five cents ($0.05) which is not made shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, on a cumulative basis, amounts to an adjustment of five cents ($0.05) or more in a Per Share Exercise Price.

5. [Reserved]

6. Repurchase; Market Stand-Off.

(a) In the event that (i) the Company repays the entire principal amount of the Note plus all accrued Interest thereon within the four (4) months immediately following the date of issuance of this Warrant (the "Repurchase Period") and (ii) the Registration Statement has been declared effective, then the Company shall have the right to repurchase (the "Repurchase") from the Holder up to Twenty Percent (20%) of this Warrant or the Warrant Shares (for purposes of this Section 6, the "Repurchase Shares"), as the case may be (the "Repurchase"), at a per share purchase price equal to the Per Share Exercise Price.

(b) In the event the Company desires to effect a Repurchase, the Company shall provide the Holder with notice (the "Repurchase Note") that (i) all conditions of a Repurchase have been satisfied and (ii) the Company desires to effect a Repurchase. The Repurchase Notice shall also set forth the amount of the Warrants or the Repurchase Shares, as the case may be, that will be subject to the Repurchase and the date on which the Company desires the Repurchase to occur). The Repurchase Notice shall be delivered to the Holder no later than ten (10) days following the Company's satisfaction of the conditions of a Repurchase and no less than ten (10) days prior to the date on which the Repurchase shall be effective. Any Repurchase effected hereunder shall be done on a pro rata basis between the Warrants or the Repurchase Shares, as the case may be.

(c) The Holder hereby agrees that, during the Repurchase Period, the Holder shall not sell, transfer or otherwise dispose of (i) Twenty Percent (20%) of this Warrant or (ii) the Repurchase Shares, as the case may be, and that the Holder shall reserve (i) such portion of the Warrant or (ii) all of the Repurchase Shares, as the case may be, for Repurchase by the Company in accordance with Sections 6(a) and (b) above.

(d) Any Repurchase that is effected pursuant to this Section 6 shall be made on a pro rata basis with the DCC Warrant or the DCC Warrant Shares, as the case may be.

7. Issue Tax. The issuance of certificates for the Warrant Shares upon the exercise of this Warrant shall be made without charge to the Holder for any issuance tax in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder .

8. Transferability and Assignment. Except as set forth in Section 6 hereof and subject to compliance with applicable federal and state securities laws, and to the extent applicable, the parties may not assign their rights and obligations under this Warrant except in accordance with Section 14(a) of the Purchase Agreement. In the event the Holder proposes to effect an assignment, the Holder must present this Warrant to the Company for transfer, accompanied by a duly completed and executed Form of Assignment (as provided at the end hereof), the transferee must agree to be bound by the terms of this Warrant as if such transferee were an original holder of this Warrant, and the Holder must deliver to the Company an opinion of counsel of the Holder in form reasonably satisfactory to the Company that the transfer may be properly made under an exemption from registration under the Securities Act and applicable state securities laws. Upon any registration of transfer, the Company shall execute and deliver a new Warrant certificate to the person entitled thereto. In the event the Warrant is transferred, the subsequent holder shall have no greater rights than those afforded the Holder hereunder. Any transfer made in violation of this Section 8 shall be void.

9. Reservation of Warrant Shares. The Company shall, at all times when this Warrant shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the exercise of this Warrant, such number of its duly authorized shares of capital stock as shall from time to time be sufficient to effect the exercise of this Warrant. Alternatively, the Company shall take all action necessary to cause it to be authorized to issue all necessary shares issuable upon exercise of this Warrant. All shares of capital stock which may be issued in connection with the exercise of this Warrant will, upon issuance by the Company, be validly issued, fully paid and non-assessable.

10. Mutilated or Missing Warrant Certificate. In case the certificate evidencing this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall, at the request of the Holder, issue and deliver in exchange and substitution for and upon cancellation of the mutilated certificate, or in lieu of and in substitution for the certificate lost, stolen or destroyed, a new Warrant certificate of like tenor and representing the equivalent rights and interests, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant. Applicants for such substitute Warrant certificate shall also comply with such other reasonable requirements and pay such other reasonable charges as the Company may prescribe. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses and charges payable in connection with the preparation, execution and delivery of Warrants pursuant to this Section 10.

11. No Rights as a Shareholder. Nothing contained herein shall be construed as conferring upon the Holder or its transferees any rights as a shareholder of the Company, including the right to vote, receive dividends, consent or receive notices as a shareholder in respect of any meeting of shareholders for the election of directors of the Company or any other matter.

12. Legend. The Warrant Shares issued upon exercise of this Warrant shall be subject to a stop transfer order and the certificate or certificates evidencing such Warrant Shares shall bear the following legend:

"The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and neither such securities nor any interest therein may be offered, sold, pledged, assigned or otherwise transferred unless (1) a registration statement with respect thereto is effective under the Act and any applicable state securities laws, or (2) the Company receives an opinion of counsel to the holder of such securities, which counsel and opinion are reasonably satisfactory to the Company, that such securities may be offered, sold, pledged, assigned or transferred in the manner contemplated without an effective registration statement under the Act or applicable state securities laws."

13. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar overnight delivery or courier service or delivered (in person or by telecopy, telex or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to the Company, addressed to Commerce One, Inc., One Market Street, Steuart Tower, Suite 1300, San Francisco, CA 94105: Attn: General Counsel, Telecopy No. (415) 644-8750; with a copy to Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, CA 94304, Attn: N. Anthony Jeffries, Esq., Telecopy No. (650) 493-6811 (ii) if to the Holder, at the address set forth above, or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 13. Notice to the estate of any party shall be sufficient if addressed to the party as provided in this Section 13. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 13 shall be deemed given at the time of receipt thereof.

14. Governing Law. This Warrant shall be construed in accordance with the laws of the State of Delaware, without regard to principles governing conflicts of law. Any action or proceeding arising out of or relating to this Warrant shall be commenced in a federal or state court having competent jurisdiction in the State of New York, and for the purpose of any such action or proceeding, each of the Company and the Holder and any assignee of the Holder submits to the personal jurisdiction of the State of New York The parties hereby irrevocably consent to the exclusive jurisdiction of any state or federal court for New York County in the State of New York or the Southern District of New York. The parties hereby waive any objection to venue and any objection based on a more convenient forum in any action instituted under this Warrant.

15. Remedies. The Company stipulates that the remedies at law of the Holder in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

16. Amendments; Waivers. The terms and provisions of this Warrant may be amended, modified, waived or altered only in writing in accordance with Section 9 of the Security Agreement, and any such amendment effected pursuant to this Section 16 shall be binding upon the successors and assigns of the parties.

17. Headings. The descriptive headings of the several sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

[Signature Page to Warrant]

Dated: December 31, 2003

COMMERCE ONE, INC.

By: /s/ Charles Boynton

Name:

Title:

ACKNOWLEDGED AND ACCEPTED:

COMVEST INVESTMENT PARTNERS II LLC

By: /s/ Harold Blue

Name:

Title:

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

FOR VALUE RECEIVED, ___________________ hereby sells, assigns, and transfers unto _____________________________ Warrants to purchase _____________ shares of _______________ of Commerce One, Inc. (the "Company"), together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint _____________________________ attorney to transfer such Warrant on the books of the Company, with full power of substitution.

Dated:____________________

Signature:___________________

NOTICE

The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

To: Commerce One, Inc.
One Market Street
Steuart Tower, Suite 1300
San Francisco, CA 94105

ELECTION TO EXERCISE

The undersigned hereby exercises his or its rights to purchase ______ Warrant Shares covered by the within Warrant certificate and tenders payment herewith in the amount of $_____________ in accordance with the terms thereof, and requests that certificates for such securities be issued in the name of, and delivered to:

(Print Name, Address and Social Security or Tax Identification Number)

The undersigned also hereby represents that the representations and warranties provided by the undersigned in Section 6 of the Purchase Agreement are true and correct in all material respects as if made on and as of the date hereof.

Signature: ____________________________

EXECUTION COPY

WARRANT

NEITHER THIS WARRANT NOR ANY SECURITY INTO WHICH IT IS CONVERTIBLE HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), NOR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT HAS BEEN ACQUIRED FOR INVESTMENT AND NEITHER THIS WARRANT NOR ANY SECURITY INTO WHICH IT IS CONVERTIBLE MAY BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OF THEM UNDER THE ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT. NEITHER THIS WARRANT NOR ANY SECURITY INTO WHICH IT IS CONVERTIBLE MAY BE TRANSFERRED EXCEPT UPON THE CONDITIONS SPECIFIED IN THIS WARRANT AND THE NOTE AND WARRANT PURCHASE AGREEMENT, DATED AS OF EVEN DATE HEREWITH (THE "PURCHASE AGREEMENT"), AND NO TRANSFER OF THIS WARRANT OR ANY SECURITY INTO WHICH IT IS CONVERTIBLE SHALL BE VALID OR EFFECTIVE UNLESS AND UNTIL SUCH CONDITIONS SHALL HAVE BEEN COMPLIED WITH. THE TRANSFERABILITY OF THIS WARRANT AND ANY SECURITY INTO WHICH IT IS CONVERTIBLE IS SUBJECT TO THE TRANSFER RESTRICTIONS SET FORTH HEREIN AND IN THE PURCHASE AGREEMENT.

WARRANT

TO PURCHASE COMMON STOCK OF

COMMERCE ONE, INC.

THIS WARRANT IS MADE AND DELIVERED PURSUANT TO A CERTAIN NOTE AND WARRANT PURCHASE AGREEMENT, DATED AS OF EVEN DATE HEREWITH, AND SUBJECT TO THE TERMS AND CONDITIONS THEREOF.

Certificate No. ____
Date of Issuance: December 31, 2003
Expiration Date: December 31, 2004

This Warrant is issued to DCC VENTURES, LLC (the "Holder") by COMMERCE ONE, INC., a Delaware corporation (the "Company") , pursuant to the terms of that certain Note and Warrant Purchase Agreement (the "Purchase Agreement") of even date herewith, in connection with the Company's issuance to the Holder of this Warrant and a Senior Secured Non-Convertible Promissory Note of the Company in the principal amount of One Million Dollars ($1,000,000) (the "Note"), in reliance upon an exemption from registration pursuant to Section 4(2) of the Securities Act;

THIS CERTIFIES THAT, for value received, the receipt and sufficiency of which is hereby acknowledged:

Subject to the conditions set forth herein and in the Purchase Agreement, the Holder, with an address at 3960 Howard Hughes Parkway, Fifth Floor, Las Vegas NV 89109, is entitled, upon surrender of this Warrant at the principal office of the Company, to subscribe for and purchase from the Company, for a period of one (1) year, commencing as of the date hereof and ending at 5:00 p.m. Eastern Standard Time on December 31, 2004 (the "Exercise Period"), up to 513,699 shares of Common Stock at the Per Share Exercise Price. All capitalized terms used but not defined herein shall have the meaning set forth in the Purchase Agreement.

This Warrant is subject to the following provisions, terms and conditions:

1. Definitions.

1.1 "Business Day" shall mean any day except a Saturday, a Sunday, or a legal holiday in the City of New York other than a legal holiday on which the New York Stock Exchange is open for trading on a regular basis.

1.2 "Common Stock" shall mean the shares of common stock, $.0001 par value per share, of the Company.

1.3 "Commission" shall mean the U.S. Securities and Exchange Commission or any other governmental authority at the time administering the Securities Act.

1.4 "Company" shall have the meaning specified in the introduction to this Warrant, and shall include any corporation or business entity resulting from the merger, consolidation or conversion of the Company .

1.5 "ComVest Warrant" shall mean the warrant issued as of even date hereof by the Company to ComVest Investment Partners II LLC to purchase shares of Common Stock pursuant to substantially the same terms and conditions of this Warrant.

1.6 "ComVest Warrant Shares" shall mean the shares of Common Stock issuable upon exercise of the ComVest Warrant in accordance with its terms and conditions.

1.7 "Fair Market Price per Share" shall mean the average of the closing sales prices, if available, or the average of the bid and asked prices for the Warrant Shares, Common Stock or Marketable Securities, as the case may be (or their successors) on the principal market therefor for the five (5) full Trading Days preceding the day which is two (2) Business Days prior to the day of exercise, or if no such price is available, then a price that is mutually agreed upon by the Holder and the Company. If the Holder and the Company cannot agree upon a mutually acceptable price, then such price shall be determined by a written appraisal of a recognized firm of investment bankers who shall be selected by the Company and shall be reasonably acceptable to the holders of a majority of the Warrants. The determination of such independent appraiser shall be conclusive and binding on the Holder and the Company.

1.8 "Marketable Securities" shall mean securities of a corporation subject to the informational and reporting requirements of the Securities Exchange Act of 1934, as amended, that are listed and actively traded on a nationally-recognized stock exchange or inter-dealer quotation system in the United States.

1.9 "Per Share Exercise Price" shall be $.0001, as may be adjusted in accordance with Section 4 hereof.

1.10 "Registration Period" shall be the four (4)-month period immediately following the Closing.

1.11 "Registration Statement" shall be (i) the registration statement that the Company shall file with the Commission in accordance with Section 2(a) of the Registration Rights Agreement, covering all of the Conversion Shares, if any, and the Warrant Shares, within thirty (30) days after the Closing, or (ii) the registration statement that the Company may file (or has filed) with the Commission in accordance with Section 2(b) of the Registration Rights Agreement, covering all or a part of the Conversion Shares, if any, and the Warrant Shares so long as such registration statement is declared effective prior to the time the registration statement contemplated by Section 2(a) of the Registration Rights Agreement is declared effective; provided, however, that if any registration statement filed under Section 2(b) of the Registration Rights Agreement covers only a portion of the Conversion Shares, if any, and the Warrant Shares, then "Registration Statement" shall mean both registration statements described in subparagraphs (i) and (ii) above.

1.12 "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar or successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act shall include a reference to the comparable section, if any, of any such similar or successor federal statute.

1.13 "This Warrant" shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part.

1.14 "Trading Days" shall mean any days during the course of which the Company's Common Stock is listed and traded with the Nasdaq National Market, the Nasdaq SmallCap Market or any national securities exchange or the OTC Electronic Bulletin Board or similar organization if Nasdaq is no longer reporting such information.

2. Payment upon Exercise; Issuance of Certificates; No Fractional Shares.

(a) This Warrant may be exercised during the Exercise Period, in whole or in part, by the surrender of this Warrant with the election at the end hereof (the "Election") duly executed to the Company, during normal business hours on any Business Day, at the address and in the manner set forth in Section 13 hereof, or at such other place as is designated in writing by the Company. Such executed Election must be accompanied by payment in an amount equal to the applicable exercise price multiplied by the number of Warrant Shares for which this Warrant is being exercised. Such payment may be made by check payable to the order of the Company. The Company agrees that the Warrant Shares so purchased shall be and are deemed to be issued to the Holder or its designee (subject to the transfer restrictions applicable to this Warrant) as the record owner of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment shall have been made as aforesaid.

(b) Certificates for the Warrant Shares so purchased, representing the aggregate number of securities specified in the Election, shall be delivered to the Holder or its designee within a reasonable time, not exceeding ten (10) Business Days after this Warrant shall have been duly exercised. The stock certificate or certificates so delivered shall be in such denominations as may be requested by the Holder and shall be registered in the name of the Holder or such other name as shall be designated by the Holder (subject to the transfer restrictions applicable to this Warrant). The Company shall pay all expenses and charges payable in connection with the preparation, execution and delivery of stock certificates pursuant to this Section 2, except that, in case such stock certificates shall be registered in a name or names other than the Holder or the Holder's designee, funds sufficient to pay all stock transfer taxes which shall be payable in connection with the execution and delivery of such stock certificates shall be paid by the Holder to the Company at the time of delivery of such stock certificates by the Company.

(c) This Warrant shall be exercisable only for a whole number of Warrant Shares. No fractions of such securities, or scrip for any such fraction of securities, shall be issued upon the exercise of this Warrant. The Company shall pay a cash adjustment in respect of such fractional interest in an amount equal to the Fair Market Price per Share of one share of Warrant Shares at the time of such exercise multiplied by such fraction computed to the nearest whole cent.

3. Cashless Exercise. At any time during the Exercise Period, the Company agrees that:

(a) The Holder may exercise this Warrant by surrendering it to the Company and receiving, in exchange therefor, the number of shares of Common Stock then purchasable upon exercise of that portion of the Warrant to be exercised less the number of shares of Common Stock equal to the quotient of the aggregate exercise price of all such shares underlying that portion of the Warrant to be exercised divided by the Fair Market Price per Share.

(b) Concurrent with the occurrence of any event described in Section 4(a) for cash, the Holder may exercise this Warrant by surrendering it to the Company in exchange for the amount of cash per share the Holder would be entitled to receive after the happening of such event if this Warrant had been exercised immediately prior to the close of business on such record date or effective date, as applicable, less the applicable exercise price per share.

(c) Concurrent with the occurrence of any event described in Section 4(a) for Marketable Securities, the Holder may exercise this Warrant by surrendering it to the Company in exchange for the applicable amount of such Marketable Securities the Holder would be entitled to receive after the happening of such event if this Warrant had been exercised immediately prior to the close of business on such record date or effective date, as applicable, less the number of such Marketable Securities equal to the quotient of the aggregate exercise price of all shares underlying this Warrant divided by the Fair Market Price per Share of such Marketable Securities.

4. Adjustments.

(a) Merger, Sale of Assets, etc. In the event the Company, at any time prior to the Holder's exercise of this Warrant, (i) reorganizes (other than a combination, reclassification, exchange or subdivision); (ii) merges or consolidates the Company with or into another corporation in which the Company is not the surviving entity, or merges with another corporation in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (iii) sells or transfers the Company's properties and assets (other than the SRM Sale (as defined in the Notes)) as, or substantially as, an entirety to any other person, then, as part of such reorganization, merger, consolidation, sale or transfer, provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant the number of securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the securities deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately prior to such reorganization, merger, consolidation, sale or transfer.

(b) Declaration of Dividends, Stock Splits, etc. In the event the Company declares a dividend or distribution of its common stock, or effects a stock split or reverse stock split with respect to its common stock, or issues any shares of its common stock by reclassification of shares of its common stock, the exercise rights of the Holder in effect on the date of such event shall be adjusted proportionately so that the Holder thereafter shall be entitled to receive upon exercise pursuant to the terms and conditions hereof the aggregate number of shares of common stock that the Holder would own or be entitled to receive after the happening of any of the events mentioned in this Section 4(b) if this Warrant had been exercised immediately prior to the close of business on the date of such happening; provided, however that this Section 4(b) shall not apply to the declaration or payment of any dividends with respect to the dividends payable to BayStar Capital II, L.P. ("Baystar") in accordance with the terms of the Certificate of Designations filed by the Company in connection with the transactions contemplated by that certain Securities Purchase Agreement, dated as of July 10, 2003, by and between the Company and Baystar.

(c) Written Notice. The Company shall give written notice to the Holder within ten (10) days following the consummation of any transaction within the scope of this Section 4 and provide in such written notice a brief description of the terms and conditions of such transaction.

(d) Minimal Adjustments. No adjustment in a Per Share Exercise Price need be made if such adjustment would result in a change in such Per Share Exercise Price of less than five cents ($0.05). Any adjustment of less than five cents ($0.05) which is not made shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, on a cumulative basis, amounts to an adjustment of five cents ($0.05) or more in a Per Share Exercise Price.

5. [Reserved]

6. Repurchase; Market Stand-Off.

(a) In the event that (i) the Company repays the entire principal amount of the Note plus all accrued Interest thereon within the four (4) months immediately following the date of issuance of this Warrant (the "Repurchase Period") and (ii) the Registration Statement has been declared effective, then the Company shall have the right to repurchase (the "Repurchase") from the Holder up to Twenty Percent (20%) of this Warrant or the Warrant Shares (for purposes of this Section 6, the "Repurchase Shares"), as the case may be (the "Repurchase"), at a per share purchase price equal to the Per Share Exercise Price.

(b) In the event the Company desires to effect a Repurchase, the Company shall provide the Holder with notice (the "Repurchase Note") that (i) all conditions of a Repurchase have been satisfied and (ii) the Company desires to effect a Repurchase. The Repurchase Notice shall also set forth the amount of the Warrants or the Repurchase Shares, as the case may be, that will be subject to the Repurchase and the date on which the Company desires the Repurchase to occur). The Repurchase Notice shall be delivered to the Holder no later than ten (10) days following the Company's satisfaction of the conditions of a Repurchase and no less than ten (10) days prior to the date on which the Repurchase shall be effective. Any Repurchase effected hereunder shall be done on a pro rata basis between the Warrants or the Repurchase Shares, as the case may be.

(c) The Holder hereby agrees that, during the Repurchase Period, the Holder shall not sell, transfer or otherwise dispose of (i) Twenty Percent (20%) of this Warrant or (ii) the Repurchase Shares, as the case may be, and that the Holder shall reserve (i) such portion of the Warrant or (ii) all of the Repurchase Shares, as the case may be, for Repurchase by the Company in accordance with Sections 6(a) and (b) above.

(d) Any Repurchase that is effected pursuant to this Section 6 shall be made on a pro rata basis with the ComVest Warrant or the ComVest Warrant Shares, as the case may be.

7. Issue Tax. The issuance of certificates for the Warrant Shares upon the exercise of this Warrant shall be made without charge to the Holder for any issuance tax in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder .

8. Transferability and Assignment. Except as set forth in Section 6 hereof and subject to compliance with applicable federal and state securities laws, and to the extent applicable, the parties may not assign their rights and obligations under this Warrant except in accordance with Section 14(a) of the Purchase Agreement. In the event the Holder proposes to effect an assignment, the Holder must present this Warrant to the Company for transfer, accompanied by a duly completed and executed Form of Assignment (as provided at the end hereof), the transferee must agree to be bound by the terms of this Warrant as if such transferee were an original holder of this Warrant, and the Holder must deliver to the Company an opinion of counsel of the Holder in form reasonably satisfactory to the Company that the transfer may be properly made under an exemption from registration under the Securities Act and applicable state securities laws. Upon any registration of transfer, the Company shall execute and deliver a new Warrant certificate to the person entitled thereto. In the event the Warrant is transferred, the subsequent holder shall have no greater rights than those afforded the Holder hereunder. Any transfer made in violation of this Section 8 shall be void.

9. Reservation of Warrant Shares. The Company shall, at all times when this Warrant shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the exercise of this Warrant, such number of its duly authorized shares of capital stock as shall from time to time be sufficient to effect the exercise of this Warrant. Alternatively, the Company shall take all action necessary to cause it to be authorized to issue all necessary shares issuable upon exercise of this Warrant. All shares of capital stock which may be issued in connection with the exercise of this Warrant will, upon issuance by the Company, be validly issued, fully paid and non-assessable.

10. Mutilated or Missing Warrant Certificate. In case the certificate evidencing this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall, at the request of the Holder, issue and deliver in exchange and substitution for and upon cancellation of the mutilated certificate, or in lieu of and in substitution for the certificate lost, stolen or destroyed, a new Warrant certificate of like tenor and representing the equivalent rights and interests, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant. Applicants for such substitute Warrant certificate shall also comply with such other reasonable requirements and pay such other reasonable charges as the Company may prescribe. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses and charges payable in connection with the preparation, execution and delivery of Warrants pursuant to this Section 10.

11. No Rights as a Shareholder. Nothing contained herein shall be construed as conferring upon the Holder or its transferees any rights as a shareholder of the Company, including the right to vote, receive dividends, consent or receive notices as a shareholder in respect of any meeting of shareholders for the election of directors of the Company or any other matter.

12. Legend. The Warrant Shares issued upon exercise of this Warrant shall be subject to a stop transfer order and the certificate or certificates evidencing such Warrant Shares shall bear the following legend:

"The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and neither such securities nor any interest therein may be offered, sold, pledged, assigned or otherwise transferred unless (1) a registration statement with respect thereto is effective under the Act and any applicable state securities laws, or (2) the Company receives an opinion of counsel to the holder of such securities, which counsel and opinion are reasonably satisfactory to the Company, that such securities may be offered, sold, pledged, assigned or transferred in the manner contemplated without an effective registration statement under the Act or applicable state securities laws."

13. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar overnight delivery or courier service or delivered (in person or by telecopy, telex or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to the Company, addressed to Commerce One, Inc., One Market Street, Steuart Tower, Suite 1300, San Francisco, CA 94105: Attn: General Counsel, Telecopy No. (415) 644-8750; with a copy to Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, CA 94304, Attn: N. Anthony Jeffries, Esq., Telecopy No. (650) 493-6811 (ii) if to the Holder, at the address set forth above, or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 13. Notice to the estate of any party shall be sufficient if addressed to the party as provided in this Section 13. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 13 shall be deemed given at the time of receipt thereof.

14. Governing Law. This Warrant shall be construed in accordance with the laws of the State of Delaware, without regard to principles governing conflicts of law. Any action or proceeding arising out of or relating to this Warrant shall be commenced in a federal or state court having competent jurisdiction in the State of New York, and for the purpose of any such action or proceeding, each of the Company and the Holder and any assignee of the Holder submits to the personal jurisdiction of the State of New York The parties hereby irrevocably consent to the exclusive jurisdiction of any state or federal court for New York County in the State of New York or the Southern District of New York. The parties hereby waive any objection to venue and any objection based on a more convenient forum in any action instituted under this Warrant.

15. Remedies. The Company stipulates that the remedies at law of the Holder in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

16. Amendments; Waivers. The terms and provisions of this Warrant may be amended, modified, waived or altered only in writing in accordance with Section 9 of the Security Agreement, and any such amendment effected pursuant to this Section 16 shall be binding upon the successors and assigns of the parties.

17. Headings. The descriptive headings of the several sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

[Signature Page to Warrant]

Dated: December 31, 2003

COMMERCE ONE, INC.

By: /s/ Charles Boynton

Name:

Title:

ACKNOWLEDGED AND ACCEPTED:

DCC VENTURES, LLC

By: /s/ Michael T. Davies

Name: Michael T. Davies

Title: Secretary and Treasurer

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

FOR VALUE RECEIVED, ___________________ hereby sells, assigns, and transfers unto _____________________________ Warrants to purchase _____________ shares of _______________ of Commerce One, Inc. (the "Company"), together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint _____________________________ attorney to transfer such Warrant on the books of the Company, with full power of substitution.

Dated:_________________

Signature:_________________

NOTICE

The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

To: Commerce One, Inc.
One Market Street
Steuart Tower, Suite 1300
San Francisco, CA 94105

ELECTION TO EXERCISE

The undersigned hereby exercises his or its rights to purchase ______ Warrant Shares covered by the within Warrant certificate and tenders payment herewith in the amount of $_____________ in accordance with the terms thereof, and requests that certificates for such securities be issued in the name of, and delivered to:

(Print Name, Address and Social Security or Tax Identification Number)

The undersigned also hereby represents that the representations and warranties provided by the undersigned in Section 6 of the Purchase Agreement are true and correct in all material respects as if made on and as of the date hereof.

Signature: ____________________________